Page 1 /22 New Energy Technologies (OTCQB:NENE) Technology & Business Development Presentation LD Micro Conference Los Angeles, California December 7, 2011

Page 2 /22 Page 2 /22 Forward Looking Statements This presentation contains forward - looking statements, which involve assumptions and describe our future plans, strategies, and expectations . These statements are expressed in good faith and based upon our current assumptions, expectations and projections, but there can be no assurance that these expectations will be achieved or accomplished . Such forward - looking statements include statements regarding, among other things : (a) the potential markets for our technologies, our potential profitability and cash flows, (b) our growth strategies, (c) expectations from our ongoing sponsored research and development activities, (d) anticipated trends in the industries in which our technology would be utilized, (e) our future financing plans, and (f) our anticipated needs for working capital . Although forward - looking statements in this presentation reflect the good faith judgment of our management, forward - looking statements are inherently subject to known and unknown risks and uncertainties . Actual events or results may differ materially from those discussed in forward - looking statements as a result of various factors . In light of these risks and uncertainties, there can be no assurance that the forward - looking statements contained in this presentation will in fact occur . You are urged not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation .

Page 3 /22 Page 3 /22 State of the Energy Markets Rising Expenditures - U.S. energy expenditures in 2009 totaled $1.1 trillion and are expected to increase to $1.7 trillion by 2035 Increasing Demand & Consumption – Electricity use increases from 53% of total commercial delivered energy consumption in 2009 to 58% in 2035 New capacity required - New power generation equal to approximately 223 GW power plants will be needed to meet electricity demand by 2030 Moving toward higher energy efficiency and decentralizing the grid by introducing micro grid technologies! Key Trends

Page 4 /22 Page 4 /22 New Energy in the Value Chain Net Facility Energy Use Total Facility Energy Use Facility Energy Production Outdoor Energy Use Building Energy Use Solar PV Biomass Solar Window Motion Power Supply Side Demand Side

Page 5 /22 Page 5 /22 Our Company Micro Grid Technologies • Motion Power - Generate sustainable electricity from motion of cars, trucks, big rigs, and buses • Harvests kinetic energy from decelerating vehicles ( 33 US & International Patent filings) • Target parking lots, toll booths, off - ramps, airports, weigh scales, etc. • Direct sales model, potential for micro - grid PPAs • World’s first - of - its - kind see - through window capable of generating electricity • Novel, see - through, electricity generating liquid coating applied to glass surfaces (10 US & International Patent filings) • R&D with USF; Partnered with US Dept of Energy/NREL • Targeting 49B sq/ft flat glass market for large commercial and skyscraper buildings • Out - Licensing model R&D Pipeline

Page 6 /22 Page 6 /22 Decentralizing the Grid • Small - scale production of electricity at or near customers' point of consumption will reduce their cost of electricity and lower emissions of air pollutants while maintaining a reliable source of electricity. • Increasing energy demands by utilities motivate the growth of decentralized power plants, working to deliver more affordable power to the grid. • Second generation decentralized, micro - grid technologies promise to play an important role in U.S. energy production and consumption in years to come. • New Energy Technologies is playing a leading role in commercializing second generation technologies through its development of SolarWindow™. Pike Research estimates micro grids to be a $2.5 billion market by 2015

Page 7 /22 Page 7 /22 SolarWindow™ • See - through window capable of generating electricity - applied to entire facades of a tall tower, not limited to confined rooftop space, • Generate electricity from sunlight, artificial light, and low light, • Aesthetic look of today’s popular window tint and films, • NENE’s electricity - generating liquid coatings can be sprayed on to glass or applied using other inexpensive methods, • Unlike many conventional solar systems, SolarWindow™ coatings are applied without high - temperature or pressure – an expensive and time - consuming process, • Has been successfully scaled up from a single solar cell (1/4 the size of a grain of rice) to a working array over 144 sq/in • Currently under product development at NREL, and • The subject (10) US & International patent filings, exclusively licensed from the University of South Florida

Page 8 /22 Page 8 /22 Strategic Focus and Differentiation Strategic Focus Opportunity Differentiation • The global market for flat glass in 2009 was approximately 52 million tons, growing at about 5% per year • Based on assumption of $60/sq ft. we estimate the addressable market for SolarWindow™ applications to be $1.5 to $2 trillion • First - of - its - kind window capable of generating electricity • Proprietary IP • Applicable to entire building facades on tall towers; not limited to small rooftop footprints • Not limited only to exterior surfaces; can be applied indoors, where exposed to artificial fluorescent office lighting • Low - cost manufacturing (ambient temperature and pressure) Potential: $70M to $100M annual EBITDA (post commercialization licensing model)

Page 9 /22 Page 9 /22 SolarWindow™ Market Opportunity • Goal: Become the standard for advanced window technology for high - grade office buildings and skyscrapers. – … and replace/retrofit current stock of windows with advanced SolarWindow™ resulting in an energy contribution to the overall energy equation. • In the U.S., buildings consume 70% of electricity. • Targeting 49B sq/ft flat glass market for large commercial and skyscraper buildings

Page 10 /22 Page 10 /22 SolarWindow™ Timeline and Milestones Next Developmental Steps Moving forward 2011 2010 2009 Proof of Concept 2008 Performance Improvements Q409 - Q110 Performance Improvements Q310 - Q410 Pre - Commercial Prototype NREL CRADA Performance Durability & Manufacturability Working Prototype Q3 2009 Gen 2 Working Prototype 4”x4” Q2 2010 Gen 3 Working Prototype 12”x12” Q111 Commercial Scale Prototype Commercial Scale Processing

Page 11 /22 Page 11 /22 SolarWindow™ Licensing • June 2010: NENE has a world - wide, exclusive, License Agreement with the University of South Florida. These agreements provide for the Company’s support of a project relating to the development of the SolarWindow™ Technology. • March 2011: Entered into a Cooperative Research and Development Agreement (a “CRADA”) with the National Renewable Energy Laboratory (“NREL”) under its U.S. Department of Energy contract. Under terms of the CRADA, NREL researchers will make use of the Company’s exclusive intellectual property and NREL’s background intellectual property in order to work towards specific product development goals. • Near Future: Licensing - Out to Strategic Industrial Glass Manufacture – Exclusive/Non - Exclusive – Field - of - Use – Others

New Energy Technologies, Inc.

MotionPower™ Technology – Three (3) Systems

New Energy engineers have successfully designed, prototyped, and tested three distinct systems for generating sustainable electricity from the motion of vehicles:

MotionPower™ - Heavy

- Designed for long-haul trucks, buses, and large commercial vehicles.
- Very few moving mechanical parts.
- Possible Installations: weigh scales, travel plazas, bus terminals, transportation depots, cargo ports, etc.

MotionPower™ - Express

- Designed for all vehicles
- Mechanical system
- Possible Installations: office complexes, parking lots, security check points, areas with traffic calming zones, parking garages, fleet facilities, etc.

MotionPower™ - Auto

- Generates electricity from the motion of cars and light trucks.
- Very few moving mechanical parts.
- Possible Installations: office complexes, parking lots, security check points, areas with traffic calming zones, parking garages, fleet facilities, etc.




Motion



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New Energy Technologies, Inc.

MotionPower™



- Generates sustainable electricity from the motion of cars, trucks, big rigs, and buses when they slow down or stop
- If the kinetic energy generated by moving vehicles was captured at any given moment, it could produce enough electricity to power over a quarter million homes each day

- 250 million registered vehicles drive 6 billion miles <u>every day</u> in the United States alone
- 106 million cars, buses and big rigs slow down and stop at 75 American border crossings each year
- 4.3 million vehicles visit Disney World annually; the park tram makes 420,000 trips per year which could activate MotionPower™ more than 9,000,000 times
- 2.4 million vehicles pass through NFL events each year

- Novel roadway systems work to:
  - Harvest kinetic energy from slowing vehicles
  - Convert kinetic energy into electricity
  - Store newly-generated electricity
  - Supply electricity to customer application (i.e. fixtures, building controls, lighting, back-up systems, signage, etc.)

- MotionPower™ systems are the subject of 33 International and US patent filings

MotionPOWER™

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Page 14 /22 Page 14 /22 Strategic Focus and Differentiation Strategic Focus Cars, SUVs, Light Trucks Trucks, Big Rigs, Buses Differentiation • Theme Parks (>21MM vehicles/yr), • Border Crossings (>97 MM vehicles/yr), • Toll - Booths, • Off - Ramps, • Roadway Intersections, • Parking Lots (>70MM Parking Spaces), • Sports and Entertainment Arenas, • Education Complexes, and • Airports (arriving and departing passengers) • Public Transit (>2375 MM miles traveled), • Warehouses, • Transportation Depots, • Airports (passenger transportation), • Solid Waste Transfer Stations, • Weigh Scales, • Import/Export Shipping Terminals, and • Fuel Depots. • No other kinetic energy harvesting technologies commercially tested and accepted today • Systems customized to suit traffic type and pattern • Not weather dependant, unlike solar (sun - hours), wind, and topography (which can cause shading or changes to wind patterns) • The subject of 33 U.S. and International Patent Filings

Page 15 /22 Page 15 /22 MotionPower™ Timeline and Milestones Concept 2008 Field Demonstrations (Burger King, Holiday Inn, Four Seasons) 2009 Third Generation Scale up 2009 - 2010 Pre - commercial Prototype 2011 - 2012 Final Design First Article for Commercialization Working Prototype 2009 Concept 2009 Field Demonstrations 2011 - 2012 Second Generation Scale up Pre - commercial Prototype Final Design First Article for Commercialization Working Prototype 2010 Next Developmental Steps Moving forward 2011 2010 2009 - Express (cars, light trucks, etc) - Heavy (trucks, big rigs, buses)

Page 16 /22 Page 16 /22 Key Financial Data Share Price (as of 12/07/11 ) $ 1.46 Shares Out 20,638,360 Options Out 960,005 Warrants Out - Underlying Convert. - Market Cap $ 32.2M As of fiscal year ended August 31, 2011 Cash on Hand 2,320,188 Debt $ - AR $ - AP $ -

Page 17 /22 Page 17 /22 Competitive Strengths of New Energy Technologies • Our products are unique solutions for generating sustainable electricity. • Our products have unique characteristics, not readily - achievable by other technologies. • Our SolarWindow™ products are designed for application on the vast glass facades of commercial skyscrapers and are not confined to installation on limited rooftop space. • The electricity generated by our technologies is compatible for use with existing energy infrastructure. • Our proprietary MotionPower™ patent - pending technologies have been invented, designed, engineered, and prototyped in preparation for advanced field testing, product development, and commercial deployment. • Strong management team with more than a combined 60 years in energy, business and corporate development.

Page 18 /22 Page 18 /22 Management Name/Position Background John Conklin, President & CEO, Director 26 years of industrial, commercial, and renewable and alternative energy experience, providing technical and business consulting services to more than 50 technology, manufacturing, and industrial process companies. John Conklin brings New Energy Technologies, Inc. 26 years of industrial, commercial, and renewable and alternative energy experience, providing technical and business consulting services to more than 50 technology, manufacturing, and industrial process companies. Throughout Mr. Conklin’s career, he has actively managed both the technical and business requirements of various energy and industrial companies. In additional to technical oversight, Mr. Conklin has overseen financial management and accounting; strategic planning; product prototyping, development and distribution; productivity and profitability analyses; inventory and cost controls; and team recruitment and management. Mr. Conklin continues education in photovoltaic systems design, installation and operations at the University of Central Florida, Florida Solar Energy Center, and the State University of New York at Ulster, a noted leader in renewable energy certification and education. He has also studied chemical technology, chemical engineering, and various industrial, safety, and renewable energy programs at Broome Community College, University of Rhode Island, State University of New York at Buffalo, and Rochester Institute of Technology. Mr Conklin was inducted into the Golden Key International Honor Society. Mr. Conklin is currently studying Business Administration with a finance emphasis at Penn State University.

Page 19 /22 Page 19 /22 Management (cont’d) Name/Position Background Dr. Scott R. Hammond, Principal Scientist Dr. Hammond brings extensive experience with all areas of Organic Photovoltaics (OPV). His experience spans the technology development and design elements, necessary for the Company’s SolarWindow™ device fabrication. He has over 30 publications and presentations, a book chapter, and one U.S. patent application. Dr. Hammond was a Postdoctoral Research Scientist at National Renewable Energy Laboratory, Golden, CO. NREL is a national laboratory of the U.S. Department of Energy, Office of Energy Efficiency and Renewable Energy, operated by Alliance for Sustainable Energy, LLC. Dr. Hammond earned his B.S. in Chemistry with High Honors from the University of California, Berkeley, and his Ph.D. in Organic/Materials Chemistry and Nanotechnology from the University of Washington, Seattle. Justin Frere, Controller Extensive operational and analytical experience working with early stage growth companies. Justin specializes in SEC financial reporting, modeling, valuation and day - to - day finance and accounting operations. Mr. Frere studied Finance (Masters of Science) at San Diego State University, December 31, 2001; Certified Accounting Application Specialist (CAAS); Microsoft Great Plains September 2001; Certified Public Accountant (CPA), December 1998; and Cal Poly, San Luis Obispo, June 1996, BS Degree; Major – Accounting; Minor – Finance

NEW ENERGY TECHNOLOGIES, INC.

Directors

Name/Position	Background
Jatinder Bhogal, Director	Since December 1993, Mr. Bhogal has worked as a business consultant to emerging growth companies. For 15 years, Mr. Bhogal has provided early business development guidance and consulting to companies developing healthcare services, medical devices, pharmaceuticals and vaccines, solar-photovoltaics, biofuels, and information technology solutions.
Todd Pitcher, Director	17 years of capital markets experience; Managing Partner of Aspire Clean Tech Communications, several years working directly with global alternative energy and clean tech companies to develop business strategies, capital markets strategies and in other related advisory roles. Chairman of Superclick, Inc., a network management company serving the hospitality market. Mr. Pitcher attended University of California at Berkeley where he studied Philosophy (BA)
Peter Fusaro , Director	Best selling author of *What Went Wrong at Enron* and energy industry thought leader noted for his keen insights in emerging energy and environmental markets. Peter has been on the forefront of energy industry change, carbon and emissions trading and finance, clean energy technology, renewables and fossil fuels. Currently teaches Renewable Energy Finance at CUNY.

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Page 21 /22 Page 21 /22 Directors Name/Position Background Alastair K. Livesey, PhD, Director Respected scientist and former business leader with Royal Dutch Shell plc and Energy Conversion Devices, Inc. (ENER), and a highly experienced expert in the renewable, alternative, and conventional energy fields. Javier Jimenez, Director Partner in the New England practice of Tatum. He specializes in financial leadership, business operations and process improvement. Prior to joining Tatum, he was General Manager for Abiomed Europe and acting CFO and VP Operations for Abiomed Inc. He currently lectures at Babson College and Boston University in Operations Strategy and Project Management. Joseph Sierchio, Attorney at Law, Director Since 1975, Mr. Sierchio has practiced corporate and securities law in New York City, representing and offering counsel to domestic and foreign corporations, investors, entrepreneurs, and public and private companies in the United States, Canada, United Kingdom, Germany, Italy, Switzerland, Australia, and Hong Kong.

Page 22 /22 Page 22 /22 THANK YOU • For More Information – John A. Conklin President & CEO New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Main: 800.213.0689 Direct: 301.579.5053 E - Mail: jconklin@newenergytechnologiesinc.com Web: www.newenergytechnologiesinc.com